UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2024

RECURSION PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40323	46-4099738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 S Rio Grande Street
Salt Lake City, UT 84101
(Address of principal executive offices) (Zip code)

(385) 269 - 0203
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	RXRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed by Recursion Pharmaceuticals, Inc. (the “Company” or “Recursion”) with the U.S. Securities and Exchange Commission for the purpose of amending and supplementing Item 9.01 of that certain Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission on November 19, 2024 (the “Original Form 8-K”), in which the Company reported, among other things, the acquisition of the entire issued and to be issued share capital of Exscientia plc (“Exscientia”) pursuant to a scheme of arrangement under Part 26 of the United Kingdom Companies Act 2006 and in accordance with the terms of the Transaction Agreement, dated as of August 8, 2024, by and between the Company and Exscientia, as amended by the First Amendment to the Transaction Agreement (the “First Amendment”), dated as of November 5, 2024, whereby Exscientia became a wholly owned subsidiary of the Company (the “Transaction”).

This Amendment amends the Original Form 8-K to provide the pro forma financial information required by Item 9.01(b) of Form 8-K that was previously omitted from the Original Form 8-K in reliance on Item 9.01(b)(2) of Form 8-K. This Amendment No. 1 does not amend any other item of the Original Form 8-K and all other information previously reported in or filed with the Original Form 8-K (including the other information in Item 9.01) is hereby incorporated by reference in this Amendment.

Item 9.01. Financial Statements and Exhibits.

(a) Pro forma financial information
The unaudited pro forma condensed combined balance sheet of Recursion as of September 30, 2024, which combines the unaudited condensed consolidated balance sheets of Recursion and Exscientia as of September 30, 2024 and gives effect to the Transaction as if it occurred on September 30, 2024, and the unaudited pro forma condensed combined statements of operation of Recursion and Exscientia for the year ended December 31, 2023, and the nine months ended September 30, 2024, which combines the historical results of Recursion and Exscientia for the year ended December 31, 2023 and the nine months ended September 30, 2024 and gives effect to the Transaction as if it occurred on January 1, 2023, and the notes related thereto are filed as Exhibit 99.1 hereto and incorporated by reference herein.

Exhibit Number	Description
99.1
Unaudited pro forma condensed combined balance sheet of Recursion as of September 30, 2024 and the unaudited pro forma condensed combined statements of income of Recursion for the year ended December 31, 2023 and the nine months ended September 30, 2024, and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on November 20, 2024.

RECURSION PHARMACEUTICALS, INC.

By:	/s/ Christopher Gibson
Christopher Gibson
Chief Executive Officer